Please file this Prospectus Supplement with your records.

                           STRONG OPPORTUNITY FUND II
                                 Investor Class

         Supplement to the Prospectus dated May 1, 2001, as supplemented on July 31, 2001


                           STRONG OPPORTUNITY FUND II
                                  Advisor Class

        Supplement to the Prospectus dated July 12, 2001, as supplemented on August 2, 2001


Effective October 1, 2001, Ms. Ann M. Miletti is added as a co-manager of the Strong Opportunity Fund II. She has over five years of investment experience. Ms. Miletti joined Strong in April 1991. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. From November 1995 to August 1998, Ms. Miletti was an equity research analyst. Ms. Miletti received her bachelor's degree in education from the University of Wisconsin in 1989.



          The date of this Prospectus Supplement is September 24, 2001.